UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 16, 2008 (September 10, 2008)

Anthracite Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13937	13-3978906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 810-3333

N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 10, 2008, Anthracite Capital, Inc. (the “Company”) entered into a First Amendment (the “Amendment”) to the Sales Agreement (the “Agreement”), dated as of June 4, 2008, among the Company, Brinson Patrick Securities Corporation (the “Sales Manager”) and BlackRock Financial Management, Inc. as to Sections 1.2 and 4.1(g) only of the Agreement. Under the Agreement, the Company may issue and sell through the Sales Manager, as agent, shares of its common stock and the Sales Manager agrees to use its best efforts to sell such shares during the term of the Agreement and on the terms set forth therein. The Amendment provides that compensation to the Sales Manager for sales of Common Stock sold under the Agreement during each day will be at a commission rate of 2.0% if the aggregate gross sales during that day are less than $2.5 million, 1.5% if the aggregate gross sales during that day are $2.5 million or more but less than $5 million, and 1.0% if the aggregate gross sales during that day are $5 million or more.  BlackRock Financial Management, Inc. is the manager of the Company.

The Sales Manager may engage in transactions with, or perform services for, the Company in the ordinary course of business for which it will receive customary compensation.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On September 10, 2008, Jeffrey C. Keil announced his intention to retire from the Company’s board of directors effective December 11, 2008.  Mr. Keil’s announcement of his intention to retire did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

A copy of the press release issued by the Company on September 10, 2008 is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
First Amendment, dated as of September 10, 2008, to Sales Agreement, dated as of June 4, 2008, among Brinson Patrick Securities Corporation, Anthracite Capital, Inc. and BlackRock Financial Management, Inc. as to Sections 1.2 and 4.1(g) only

99.1	Press release, dated September 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

By:	/s/ James J. Lillis
	Name:	James J. Lillis
	Title:	Chief Financial Officer and Treasurer

Dated:	September 16, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1
First Amendment, dated as of September 10, 2008, to Sales Agreement, dated as of June 4, 2008, among Brinson Patrick Securities Corporation, Anthracite Capital, Inc. and BlackRock Financial Management, Inc. as to Sections 1.2 and 4.1(g) only

99.1	Press release, dated September 10, 2008